UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-07326

                           Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                  Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                  Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli ABC Fund

Annual Report — December 31, 2015

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, and 4 stars for the three, five, and ten year periods ended December 31, 2015 among 110, 110, 67, and 32 Market Neutral funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

“Give a man a fish and you feed him for a day.

Teach him how to arbitrage and you feed him forever.”

– Warren Buffett

Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2015, the net asset value (“NAV”) per Class AAA Share of The Gabelli ABC Fund increased 2.3% compared with an increase of 2.6% for the Standard & Poor’s (“S&P”) Long-Only Merger Arbitrage Index. The performance of the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index for the year was 0.05%. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

In 2015, global deal volumes increased 42% to $4.7 trillion, marking the busiest year on record. Overall deal count was relatively flat versus 2014; significantly more deals over $10 billion in size drove volumes this year. Several factors were conducive to deal making, including open debt markets for lending and high cash levels on corporate balance sheets. Unlike past years, many deals were aided by complex and creative financial structures and cheap financing due to low interest rates.

Geographically, cross border merger and acquisition (M&A) activity increased 27% over the same period last year to $1.6 trillion, accounting for 37% of total deal volume. Domestic activity increased 64% versus 2014 and totaled $2.3 trillion across roughly 10,000 deals. European M&A increased by 7.7% over 2014 to $907 billion during 2015. In addition, Asia Pacific (ex-Japan) deal volumes totaled $1.1 trillion for the same period, a 63% increase over 2014, despite the slowdown in China. Japanese M&A also increased at roughly the same rate, up 64% to $99.6 billion over the same period last year. Japanese companies were quite acquisitive in terms of outbound deals with American companies (i.e. insurance firms) as targets.

Listed below are a few selected deals the Fund was involved in that closed during the year:

- HCC Insurance Holdings Inc., an international specialty insurer, which was acquired by Tokio Marine Holdings in a transaction worth $7.5 billion, or $78 cash per HCC share. The deal successfully closed on October 27, 2015 after receiving shareholder and regulatory approvals.

- IPC Healthcare Inc. a leading national acute hospitalist and post-acute provider. On August 4, 2015, Team Health Holdings, Inc. announced it would acquire IPC for $80.25 cash per share in a $1.6B merger. Despite an offer being made for Team Health prior to its completion of the IPC deal, IPC shareholders approved the merger and all of the necessary antitrust clearances were in place for a close on November 23, 2015.

- Thoratec Corp. designs, manufactures and sells products to treat the full range of clinical needs for patients suffering from advanced heart failure. On July 22, 2015, St. Jude Medical announced that it would acquire the company for $63.50 cash per share in a merger worth $3.4 billion. Following regulatory and shareholder approval, the transaction closed on October 8, 2015.

In addition to these deals, on September 17, 2015 Altice N.V. agreed to acquire Cablevision Systems Corp. (0.7% of net assets as of December 31, 2015), owner and operator of cable systems in the United States and the leading operator in the New York metropolitan area for $9.7 billion or $34.90 per share in cash. The transaction reiterates Altice’s desire to continue to expand its presence in the U.S. market. Subject to shareholder and regulatory approvals, the deal is expected to close in the first half of 2016. Airgas, Inc. (2.1%), a Pennsylvania based producer and supplier of industrial and specialty gasses agreed to a $13 billion ($143 per share) cash merger with European competitor Air Liquide SA on November 17, 2015. The deal is subject to a majority vote by Airgas shareholders. Closing is expected in the second quarter of 2016, pending antitrust approval in the U.S. as well as clearance by CFIUS. Additionally, Dyax Corp (2.2%), a Massachusetts based biopharmaceutical company targeting hereditary angioedema (HAE) – a rare, genetic inflammatory condition – via their pipeline drug DX-2930, (an injectable treatment for the treatment of acute HAE), received a $5.9 billion cash merger offer by Shire plc, a leading specialty pharmaceutical company with an interest in the HAE space. The offer is structured to include $37.30 cash per share at closing along with a contingent value right (CVR) potentially worth $4.00. The CVR is tied to the FDA approving DX-2930 by 2019. Currently, the deal has been approved by U.S. antitrust regulators and we expect it will close shortly after the shareholders vote scheduled for January 21, 2016.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2015 (a) (Unaudited)					Since Inception
	1 Year	5 Year	10 Year	15 Year	(5/14/93)
AAA Shares (GABCX)	2.32%	3.08%	4.14%	3.91%	5.92%
Advisor Shares (GADVX)	2.00	2.81	3.91	3.75	5.82
S&P Long-Only Merger Arbitrage Index	2.62	3.16	N/A(b)	N/A(b)	N/A(b)
Lipper U.S. Treasury Money Market Fund Average	0.01	0.01	0.98	1.21	2.33(c)
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.05	0.07	1.24	1.51	2.78
S&P 500 Index	1.38	12.57	7.31	5.00	9.15(c)

In the current prospectuses dated April 30, 2015, the expense ratios for Class AAA and the Advisor Class Shares, are 0.58% and 0.83%, respectively. See page 13 for the expense ratios for the year ended December 31, 2015. The Fund does not have a sales charge.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund between April 1, 2002 through April 30, 2007. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The S&P Long-Only Merger Arbitrage Index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals. The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares.

(b)	S&P Long-Only Merger Arbitrage Index inception date is January 17, 2008.
(c)	Lipper U.S. Treasury Money Market Fund Average and the S&P 500 Index since inception performance are as of April 30, 1993.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX,

AND LIPPER U.S. TREASURY MONEY MARKET FUND AVERAGE (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Gabelli ABC Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,006.30	0.57%	$2.88
Advisor Class	$1,000.00	$1,005.00	0.82%	$4.14
Hypothetical 5% Return
Class AAA	$1,000.00	$1,022.33	0.57%	$2.91
Advisor Class	$1,000.00	$1,021.07	0.82%	$4.18

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	56.5%
Financial Services	6.4%
Health Care	4.2%
Energy and Utilities	3.8%
Semiconductors	3.8%
Food and Beverage	2.6%
Specialty Chemicals	2.5%
Business Services	2.4%
Diversified Industrial	2.3%
Computer Software and Services	2.2%
Building and Construction	2.1%
Real Estate Investment Trusts	2.0%
Cable and Satellite	1.8%
Telecommunications	1.2%
Retail	0.9%
Electronics	0.9%
Paper and Forest Products	0.6%
Automotive: Parts and Accessories	0.6%
Publishing	0.5%
Wireless Communications	0.5%
Metals and Mining	0.5%

Hotels and Gaming	0.4%
Entertainment	0.3%
Aerospace	0.3%
Machinery	0.2%
Consumer Products	0.2%
Computer Hardware	0.2%
Transportation	0.1%
Equipment and Supplies	0.1%
Broadcasting	0.0	%*
Consumer Services	0.0	%*
Real Estate	0.0	%*
Other Assets and Liabilities (Net)	2.7%

Short Positions
Building and Construction	(2.2)%
Semiconductors	(0.3)%
Financial Services	(0.2)%
Cable and Satellite	(0.1)%
Real Estate Investment Trusts	(0.0	)%**
Consumer Products	(0.0	)%**
Computer Hardware	(0.0	)%**

	100.0%

*	Amount represents less than 0.05%.
**	Amount represents less than (0.05)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS — 43.4%
	Aerospace — 0.3%
55,000	B/E Aerospace Inc.	$3,090,923	$2,330,350
20,000	Breeze-Eastern Corp.†	391,810	396,000
26,000	KLX Inc.†	1,185,180	800,540

		4,667,913	3,526,890

	Automotive: Parts and Accessories — 0.6%
35,000	Montupet	2,789,172	2,715,803
266,000	The Pep Boys - Manny, Moe & Jack†	3,677,042	4,897,060

		6,466,214	7,612,863

	Broadcasting — 0.0%
8,000	Cogeco Inc.	155,796	296,307
6,000	MSG Networks Inc., Cl. A†	69,995	124,800

		225,791	421,107

	Building and Construction — 2.1%
100,000	Delclima	500,530	489,909
200,000	Italcementi SpA	2,219,984	2,227,849
602,734	Lennar Corp., Cl. B	21,616,214	24,217,852
40,000	Norbord Inc.	984,595	779,071

		25,321,323	27,714,681

	Business Services — 2.4%
85,000	Blackhawk Network Holdings Inc.†	2,036,829	3,757,850
40,000	Diebold Inc.	1,220,261	1,203,600
47,721	Global Sources Ltd.†	320,306	372,224
20,000	GrainCorp Ltd., Cl. A	162,315	125,773
65,000	R. R. Donnelley & Sons Co.	1,264,250	956,800
5,000	The Brink’s Co.	125,928	144,300
45,000	The Interpublic Group of Companies Inc.	846,029	1,047,600
1,580,000	TNT Express NV	13,219,993	13,376,007
20,000	Towers Watson & Co., Cl. A	2,655,824	2,569,200
501,081	USG People NV	9,405,894	9,355,414

		31,257,629	32,908,768

	Cable and Satellite — 1.8%
1,000	AMC Networks Inc., Cl. A†	33,167	74,680
300,000	Cablevision Systems Corp., Cl. A	6,490,252	9,570,000
50,660	Liberty Global plc, Cl. A†	2,185,870	2,145,958
108,000	Liberty Global plc, Cl. C†	4,538,926	4,403,160
500	Liberty Global plc LiLAC, Cl. A†	17,978	20,685
3,000	Liberty Global plc LiLAC, Cl. C†	127,113	129,000
40,000	Sky plc	483,261	655,728
40,000	Time Warner Cable Inc.	6,172,870	7,423,600

		20,049,437	24,422,811

Shares		Cost	Market Value

	Computer Hardware — 0.2%
500	Data Modul AG	$15,606	$20,048
61,850	Hutchinson Technology Inc.†	220,495	222,042
24,000	SanDisk Corp.	1,857,526	1,823,760

		2,093,627	2,065,850

	Computer Software and Services — 2.2%
67,000	Constant Contact Inc.†	2,118,195	1,959,080
165,000	Covisint Corp.†	425,420	412,500
28,000	EMC Corp.	775,105	719,040
52,000	iGO Inc.†	163,480	152,360
5,000	InterXion Holding NV†	147,119	150,750
500	Qihoo 360 Technology Co Ltd., ADR†	36,498	36,405
5,800	Rocket Fuel Inc.†	49,374	20,242
210,000	SolarWinds Inc.†	12,248,964	12,369,000
250,500	Solera Holdings Inc.	13,675,328	13,734,915
2,000	Yahoo! Inc.†	29,400	66,520

		29,668,883	29,620,812

	Consumer Products — 0.2%
36,000	Avon Products Inc.	352,459	145,800
1,000	Bang & Olufsen A/S†	10,516	12,014
10,000	Edgewell Personal Care Co.	820,307	783,700
20,000	Jarden Corp.†	1,117,845	1,142,400

		2,301,127	2,083,914

	Consumer Services — 0.0%
300,000	Corinthian Colleges Inc.†	28,312	285
1,032	Expedia Inc.	133,223	128,278
1,000	Liberty Interactive Corp. QVC Group, Cl. A†	27,411	27,320
404	Liberty TripAdvisor Holdings Inc., Cl. A†	3,849	12,257
546	Liberty Ventures, Cl. A†	6,469	24,630

		199,264	192,770

	Diversified Industrial — 2.3%
195,000	Blount International Inc.†	1,931,133	1,912,950
10,000	Fortune Brands Home & Security Inc.	127,982	555,000
30,000	Katy Industries Inc.†	23,298	30,300
40,000	Myers Industries Inc.	415,859	532,800
110,000	Precision Castparts Corp.	25,373,774	25,521,100
45,000	Tyco International plc	858,173	1,435,050
19,000	Wartsila OYJ Abp	949,279	870,328

		29,679,498	30,857,528

	Electronics — 0.9%
70,000	Alliance Semiconductor Corp.†	240,731	50,400
290,600	Axis Communications AB	11,645,787	11,821,670

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
12,000	MoSys Inc.†	$45,904	$13,080

		11,932,422	11,885,150

	Energy and Utilities — 3.8%
5,000	AGL Resources Inc.	303,269	319,050
1,067,200	Alvopetro Energy Ltd., New York†	1,101,957	202,768
32,800	Alvopetro Energy Ltd., Toronto†	33,868	6,163
33,000	Anadarko Petroleum Corp.	2,851,917	1,603,140
17,000	Apache Corp.	979,933	755,990
47,000	Avangrid Inc.†	1,826,941	1,804,800
2,500	Baker Hughes Inc.	137,848	115,375
179,300	BG Group plc	3,275,276	2,603,607
2,000	Cameron International Corp.†	120,026	126,400
445,000	Cleco Corp.	24,093,995	23,233,450
20,000	Endesa SA	453,617	402,643
60,000	EXCO Resources Inc.†	299,098	74,400
420,000	Gulf Coast Ultra Deep Royalty Trust†	716,100	63,042
8,000	Hawaiian Electric Industries Inc.	257,002	231,600
5,000	Hess Corp.	253,364	242,400
4,059	IGAS Energy plc†	5,582	1,017
75,000	National Fuel Gas Co.	4,182,940	3,206,250
90,000	Noble Energy Inc.	3,593,233	2,963,700
8,000	NorthWestern Corp.	160,541	434,000
240,000	Pepco Holdings Inc.	6,465,757	6,242,400
10,000	Piedmont Natural Gas Co. Inc.	571,843	570,200
140,000	Severn Trent plc	3,782,652	4,493,093
12,000	Steel Excel Inc.†	241,129	176,520
15,000	TECO Energy Inc.	398,750	399,750
95,000	Weatherford International plc†	1,358,786	797,050
4,000	WEC Energy Group Inc.	183,980	205,240
80,000	WesternZagros Resources Ltd.†	287,279	5,493

		57,936,683	51,279,541

	Entertainment — 0.3%
8,000	Discovery Communications Inc., Cl. A†	200,716	213,440
8,000	Discovery Communications Inc., Cl. C†	105,705	201,760
1,000	King Digital Entertainment plc	17,816	17,880
84,000	Media General Inc.†	1,479,692	1,356,600
6,500	Scripps Networks Interactive Inc., Cl. A	371,146	358,865
3,000	SFX Entertainment Inc.†	11,895	570

Shares		Cost	Market Value
8,000	Take-Two Interactive Software Inc.†	$74,862	$278,720
2,000	The Madison Square Garden Co, Cl. A†	179,986	323,600
15,000	Time Warner Inc.	1,157,818	970,050
5,000	Youku Tudou Inc., ADR†	133,150	135,650

		3,732,786	3,857,135

	Equipment and Supplies — 0.1%
50,000	Xylem Inc.	1,467,071	1,825,000

	Financial Services — 6.4%
528,652	Allenex AB†	155,213	155,312
78,000	AllianceBernstein Holding LP	1,271,661	1,860,300
2,500	Aspen Insurance Holdings Ltd.	108,766	120,750
60,000	Astoria Financial Corp.	991,800	951,000
10,659	H&R Block Inc.	160,287	355,051
35,087	Hilltop Holdings Inc.†	744,243	674,372
40,000	Kinnevik Investment AB, Cl. A	1,444,438	1,248,601
60,000	KKR & Co. LP	275,203	935,400
1,400	MasterCard Inc., Cl. A	27,948	136,304
160,000	National Interstate Corp.	4,725,088	4,272,000
200	National Penn Bancshares Inc.	2,521	2,466
55,000	Navient Corp.	341,093	629,750
10,000	Oritani Financial Corp.	103,087	165,000
152,000	PartnerRe Ltd.	20,953,834	21,240,480
465,000	StanCorp. Financial Group Inc.	52,919,219	52,954,200
7,312	Sterling Bancorp	65,721	118,601
2,000	Symetra Financial Corp.	63,265	63,540
1,000	The Phoenix Companies Inc.†	34,385	37,040
5,000	The PNC Financial Services Group Inc.	250,104	476,550
255,000	Wright Investors’ Service Holdings Inc.†	637,500	507,450

		85,275,376	86,904,167

	Food and Beverage — 2.6%
50,000	Boulder Brands Inc.†	547,255	549,000
14,000	Diamond Foods Inc.†	526,882	539,700
230,000	Keurig Green Mountain Inc.	20,587,853	20,695,400
3,400,000	Parmalat SpA	11,054,521	8,830,977
5,000	Pernod Ricard SA	371,208	571,634
24,000	Remy Cointreau SA	1,467,270	1,721,682
30,200	SABMiller plc	1,836,845	1,811,786
10,000	Warrnambool Cheese & Butter Factory Co. Holding Ltd.†	68,912	69,955

		36,460,746	34,790,134

	Health Care — 4.1%
14,000	AbbVie Inc.	919,125	829,360
2,000	Alere Inc.†	79,414	78,180

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
3,000	Allergan plc†	$914,188	$937,500
420,465	ArthroCare Corp. Stub†	0	147,163
110,000	AstraZeneca plc, ADR	4,304,582	3,734,500
800	Bio-Rad Laboratories Inc., Cl. A†	79,952	110,928
38,000	Celesio AG.	1,201,989	1,034,689
11,000	Cigna Corp.	1,544,154	1,609,630
795,000	Dyax Corp.†	29,092,900	29,907,900
3,500	Humana Inc.	634,292	624,785
2,000	ICU Medical Inc.†	115,620	225,560
400	Illumina Inc.†	16,234	76,778
16,000	Laboratory Corp. of America Holdings†	1,881,680	1,978,240
551,302	Liberator Medical Holdings Inc.	1,836,280	1,841,349
500	Mead Johnson Nutrition Co.	12,000	39,475
6,000	Mylan NV†	303,180	324,420
433,000	Myrexis Inc.†	44,849	38,970
1,400,000	Ocata Therapeutics Inc.†	11,882,423	11,788,000
2,000	Perrigo Co. plc	351,565	289,400

		55,214,427	55,616,827

	Hotels and Gaming — 0.4%
16,000	Belmond Ltd., Cl. A†	180,843	152,000
1,400	Churchill Downs Inc.	59,704	198,086
27,000	Eldorado Resorts Inc.†	132,332	297,000
230,000	International Game Technology plc	4,356,230	3,721,400
25,000	Ryman Hospitality Properties Inc.	1,076,449	1,291,000
500	Starwood Hotels & Resorts Worldwide Inc.	36,472	34,640

		5,842,030	5,694,126

	Machinery — 0.2%
55,000	Astec Industries Inc.	1,977,078	2,238,500
60,000	CNH Industrial NV	529,290	410,400

		2,506,368	2,648,900

	Metals and Mining — 0.5%
900	Agnico-Eagle Mines Ltd.	21,667	23,656
45,000	Alamos Gold Inc., Cl. A	577,843	148,050
220,000	Alcoa Inc.	2,433,951	2,171,400
21,746	AuRico Metals Inc.†	11,573	9,430
150,000	Freeport-McMoRan Inc.	1,857,965	1,015,500
42,000	Newmont Mining Corp.	998,157	755,580
10,000	Pan American Silver Corp.	188,281	65,115
11,500	Vulcan Materials Co.	457,719	1,092,155
110,000	Whiting Petroleum Corp.†	3,286,526	1,038,400

		9,833,682	6,319,286

Shares		Cost	Market Value
	Paper and Forest Products — 0.6%
798,822	Wausau Paper Corp.	$8,160,550	$8,171,949

	Publishing — 0.5%
393,163	Journal Media Group Inc.	4,662,695	4,725,819
22,000	Meredith Corp.	1,029,950	951,500
75,000	The E.W. Scripps Co., Cl. A	1,504,339	1,425,000

		7,196,984	7,102,319

	Real Estate — 0.0%
500	American Tower Corp.	7,707	48,475
1,000	Conwert Immobilien Invest SE†	13,727	15,258

		21,434	63,733

	Real Estate Investment Trusts — 2.0%
1,140,000	BioMed Realty Trust Inc.	26,808,935	27,006,600
10,000	Plum Creek Timber Co. Inc.	463,583	477,200

		27,272,518	27,483,800

	Retail — 0.9%
5,000	Aaron’s Inc.	129,686	111,950
30,000	CST Brands Inc.	984,712	1,174,200
22,000	Macy’s Inc.	454,276	769,560
13,000	Office Depot Inc.†	118,369	73,320
1,250,000	Rite Aid Corp.†	9,953,490	9,800,000

		11,640,533	11,929,030

	Semiconductors — 3.8%
80,000	Atmel Corp.	655,282	688,800
650,000	EZchip Semiconductor Ltd.†	16,332,706	16,068,000
707,000	Fairchild Semiconductor International Inc.†	13,747,322	14,641,970
24,000	KLA-Tencor Corp.	1,576,137	1,664,400
2,000	Mattson Technology Inc.†	7,270	7,060
2,000	Micronas Semiconductor Holding AG	14,739	14,736
1,529,391	PMC-Sierra Inc.†	16,213,744	17,771,523

		48,547,200	50,856,489

	Specialty Chemicals — 2.5%
205,000	Airgas Inc.	28,312,825	28,355,600
20,000	Chemtura Corp.†	501,677	545,400
34,000	International Flavors & Fragrances Inc.	3,289,786	4,067,760
400	Monsanto Co.	18,667	39,408
18,000	SGL Carbon SE†	417,597	253,029

		32,540,552	33,261,197

	Telecommunications — 1.2%
300,000	Asia Satellite Telecommunications Holdings Ltd.	683,347	376,643
9,000	BCE Inc., Toronto	321,953	347,580
140,000	COM DEV International Ltd., New York	633,252	612,500

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2015

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
126,000	COM DEV International Ltd., Toronto	$569,927	$550,914
10,000	Harris Corp.	800,824	869,000
130,000	Koninklijke KPN NV	396,278	493,344
22,000	Level 3 Communications Inc.†	1,026,401	1,195,920
100,000	Pharol SGPS SA†	409,437	29,451
670,000	Sprint Corp.†	3,444,432	2,425,400
411,000	TeleCommunication Systems Inc., Cl. A†	2,030,710	2,042,670
132,000	Telenet Group Holding NV†	6,013,133	7,139,594

		16,329,694	16,083,016

	Transportation — 0.1%
2,500	Norbert Dentressangle SA	607,603	561,853
186,300	UTi Worldwide Inc.†	1,299,442	1,309,689

		1,907,045	1,871,542

	Wireless Communications — 0.4%
20,000	Blackberry Ltd.†	147,635	185,600
14,000	Metricom Inc.†	1,680	1
70,000	Millicom International Cellular SA, SDR	5,662,677	4,034,260
7,500	T-Mobile US Inc.†	121,875	293,400
9,500	United States Cellular Corp.†	362,501	387,695

		6,296,368	4,900,956

	TOTAL COMMON STOCKS	582,045,175	583,972,291

	PREFERRED STOCKS — 0.0%
	Telecommunications — 0.0%
4,000	Cincinnati Bell Inc., 6.750%, Ser. B	83,263	191,840

	RIGHTS — 0.2%
	Health Care — 0.1%
110,600	Adolor Corp., CPR, expire 07/01/19†	0	57,512
187,969	Ambit Biosciences Corp., CVR†	0	112,781
135,000	American Medical Alert Corp.†	0	1,350
54,000	Chelsea Therapeutics International Ltd., CVR†	5,940	5,940
5,000	Community Health Systems Inc., CVR†	158	45
50,000	Durata Therapeutics Inc., CVR, expire 12/31/20†	0	8,000
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	0	60
139,479	Prosensa Holding, CVR†	137,121	138,084

Shares		Cost	Market Value
400,000	Sanofi, CVR, expire 12/31/20†	$88,100	$45,000
739,500	Synergetics USA Inc., CVR†	73,950	73,950
825,000	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	401,888	437,250
69,000	Trius Therapeutics, CVR†	0	8,970

		707,157	888,942

	Retail — 0.0%
950,000	Safeway Casa Ley, CVR, expire 01/30/19†	166,857	427,500
950,000	Safeway PDC, CVR, expire 01/30/17†	8,014	46,360

		174,871	473,860

	Wireless Communications — 0.1%
700,000	Leap Wireless International Inc., CVR, expire 03/14/16†	1,636,304	1,764,000

	TOTAL RIGHTS	2,518,332	3,126,802

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
32,000	Kinder Morgan Inc., expire 05/25/17†	61,383	1,923

	Metals and Mining — 0.0%
2,550	HudBay Minerals Inc., expire 07/20/18†	2,886	553

	TOTAL WARRANTS	64,269	2,476

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Building and Construction — 0.0%
$ 500,000	Layne Christensen Co., 4.250%,11/15/18	500,000	357,500

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
800,000	Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15†	711,567	56,000

	U.S. GOVERNMENT OBLIGATIONS — 56.5%
761,542,000	U.S. Treasury Bills, 0.000% to 0.331%††, 01/07/16 to 06/30/16(a)	761,066,094	761,054,765

	TOTAL INVESTMENTS — 100.1%	$1,346,988,700	1,348,761,674

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2015

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS — (0.0)%
29,500,000(b)	Deliver British Pounds in exchange for United States Dollars 43,930,338(c)	01/29/16	$437,582
44,400,000(d)	Deliver Euros in exchange for United States Dollars 48,519,309(c)	01/29/16	232,993

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		670,575

Notional Amount		Termination Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS (e) — 0.0%
$ 7,966,084	Amlin plc	09/12/16	(140,984)
(800,000 Shares)
8,958,656	BG Group plc	12/16/16	87,900
(623,000 Shares)
7,920,153	Royal Dutch Shell plc	12/16/16	(208,366)
(357,344 Shares)
18,488,088	SABMiller plc	10/14/16	(190,246)
(305,000 Shares)
28,805	XChanging plc	10/18/16	(353)
(10,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(452,049)

			Market Value
	SECURITIES SOLD SHORT — (2.8)%
	(Proceeds received $34,134,563)		$(37,457,093)

	Other Assets and Liabilities (Net) — 2.7%		35,984,574

	NET ASSETS — 100.0%		$1,347,507,681

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (2.8)%
	Building and Construction — (2.2)%
602,734	Lennar Corp., Cl. A	$26,060,934	$29,479,720

Shares		Proceeds	Market Value
	Cable and Satellite — (0.1)%
4,562	Charter Communications Inc., Cl. A	$820,640	$835,302

	Computer Hardware — (0.0)%
1,305	Western Digital Corp.	95,127	78,365

	Consumer Products — (0.0)%
10,344	Newell Rubbermaid Inc.	448,877	455,964

	Financial Services — (0.2)%
52,450	Willis Group Holdings plc	2,452,721	2,547,496

	Real Estate Investment Trusts — (0.0)%
16,000	Weyerhaeuser Co.	469,556	479,680

	Semiconductors — (0.3)%
109,867	Microsemi Corp.	3,786,708	3,580,566

	TOTAL SECURITIES SOLD SHORT(f)	$34,134,563	$37,457,093

(a)

At December 31, 2015, $155,300,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.

(b)	Principal amount denoted in British Pounds.
(c)	At December 31, 2015, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(d)	Principal amount denoted in Euros.
(e)	At December 31, 2015, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
(f)	At December 31, 2015, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CPR	Contingent Payment Right
CVR	Contingent Value Right
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $1,346,988,700)	$1,348,761,674
Foreign currency, at value (cost $4,552,527)	4,528,769
Cash	259,569
Deposit at brokers (including proceeds from securities sold short of $34,134,563)	37,315,429
Receivable for investments sold	534,729
Receivable for Fund shares sold	6,136,936
Dividends and Interest receivable	238,289
Unrealized appreciation on forward foreign exchange contracts	670,575
Unrealized appreciation on swap contracts	87,900
Prepaid expenses	40,711

Total Assets	1,398,574,581

Liabilities:
Securities sold short, at value	37,457,093
Payable for investments purchased	10,454,893
Payable for Fund shares redeemed	1,753,579
Payable for investment advisory fees	579,760
Payable for distribution fees	149,911
Payable for accounting fees	7,500
Unrealized depreciation on swap contracts	539,949
Dividends payable on securities sold short	653
Other accrued expenses	123,562

Total Liabilities	51,066,900

Net Assets
(applicable to 134,052,531 shares outstanding)	$1,347,507,681

Net Assets Consist of:
Paid-in capital	$1,351,699,509
Undistributed net investment income	953,493
Distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions	(3,781,151)
Net unrealized appreciation on investments	1,772,974
Net unrealized depreciation on securities sold short	(3,322,530)
Net unrealized depreciation on swap contracts	(452,049)
Net unrealized appreciation on foreign currency translations	637,435

Net Assets	$1,347,507,681

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:

Class AAA:
Net Asset Value, offering, and redemption price per share ($630,204,764 ÷ 62,404,142 shares outstanding)	$10.10
Advisor Class:
Net Asset Value, offering, and redemption price per share ($717,302,917 ÷ 71,648,389 shares outstanding)	$10.01

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $137,273)	$7,028,768
Interest	646,043

Total Investment Income	7,674,811

Expenses:
Investment advisory fees	6,680,298
Distribution fees - Advisor Class	1,660,566
Dividend expense on securities sold short	454,700
Custodian fees	150,130
Shareholder communications expenses	101,059
Registration expenses	97,133
Directors’ fees	91,969
Shareholder services fees	70,254
Service fees for securities sold short	43,013
Legal and audit fees	51,334
Accounting fees	45,000
Interest expense	8,653
Miscellaneous expenses	73,846

Total Expenses	9,527,955

Less:
Expenses paid indirectly by broker (See Note 6)	(6,131)
Advisory fee reduction on unsupervised assets (See Note 3)	(74)

Total Reimbursements, Reductions, and Credits	(6,205)

Net Expenses	9,521,750

Net Investment Loss	(1,846,939)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	29,709,964
Net realized loss on securities sold short	(952,850)
Net realized gain on swap contracts	68,365
Net realized gain on foreign currency transactions	9,935,026

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	38,760,505

Net change in unrealized appreciation/depreciation:
on investments	(6,453,848)
on securities sold short	(194,116)
on swap contracts	(452,049)
on foreign currency translations	(1,385,140)

Net change in unrealized appreciation/ depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(8,485,153)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	30,275,352

Net Increase in Net Assets Resulting from Operations	$28,428,413

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(1,846,939)	$(2,478,224)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	38,760,505	30,120,342
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swap contracts, and foreign currency translations	(8,485,153)	(16,000,122)

Net Increase in Net Assets Resulting from Operations	28,428,413	11,641,996

Distributions to Shareholders:
Net investment income
Class AAA	(3,378,976)	(2,857,994)
Advisor Class	(2,202,145)	(1,513,443)

	(5,581,121)	(4,371,437)

Net realized gain
Class AAA	(12,762,320)	(10,440,428)
Advisor Class	(14,588,339)	(12,601,017)

	(27,350,659)	(23,041,445)

Total Distributions to Shareholders	(32,931,780)	(27,412,882)

Capital Share Transactions:
Class AAA	(28,513,696)	221,055,527
Advisor Class	8,619,442	42,644,911

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	(19,894,254)	263,700,438

Redemption Fees	1,388	2,887

Net Increase/(Decrease) in Net Assets	(24,396,233)	247,932,439
Net Assets:
Beginning of year	1,371,903,914	1,123,971,475

End of year (including undistributed net investment income of $953,493 and $0, respectively)	$1,347,507,681	$1,371,903,914

See accompanying notes to financial statements.

The Gabelli ABC Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain on Investments	Return of Capital		Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses		Portfolio Turnover Rate
Class AAA
2015	$10.13	$(0.00	)(b)	$0.24	$0.24	$(0.06)		$(0.21)	—		$(0.27)	$0.00	$10.10	2.3%	$630,205	(0.01)%	0.59	%(c)	276%
2014	10.24	(0.00	)(b)	0.12	0.12	(0.05)		(0.18)	—		(0.23)	0.00	10.13	1.2	659,818	(0.04)	0.58		281
2013	9.96	0.06		0.43	0.49	(0.01)		(0.19)	$(0.01)		(0.21)	0.00	10.24	4.9	446,566	0.63	0.58		324
2012	9.76	0.02		0.49	0.51	(0.04)		(0.27)	—		(0.31)	0.00	9.96	5.2	299,111	0.17	0.60		256
2011	9.86	(0.01)		0.20	0.19	(0.08)		(0.21)	—		(0.29)	0.00	9.76	1.9	247,060	(0.06)	0.62		276
Advisor Class
2015	$10.05	$(0.03)		$0.23	$0.20	$(0.03)		$(0.21)	—		$(0.24)	$0.00	$10.01	2.0%	$717,303	(0.27)%	0.84	%(c)	276%
2014	10.16	(0.03)		0.12	0.09	(0.02)		(0.18)	—		(0.20)	0.00	10.05	0.9	712,086	(0.30)	0.83		281
2013	9.89	0.03		0.43	0.46	(0.00	)(b)	(0.19)	$(0.00	)(b)	(0.19)	0.00	10.16	4.7	677,405	0.29	0.83		324
2012	9.69	0.01		0.47	0.48	(0.01)		(0.27)	—		(0.28)	0.00	9.89	4.9	304,468	0.14	0.85		256
2011	9.79	(0.00	)(b)	0.16	0.16	(0.05)		(0.21)	—		(0.26)	0.00	9.69	1.6	245,032	(0.05)	0.87		276

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the year ended December 31, 2015, there was no impact to the expense ratios.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., was incorporated on October 30, 1992 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced investment operations on May 14, 1993.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Services	$192,485	—	$285	$192,770
Health Care	55,469,664	—	147,163	55,616,827
Wireless Communications	4,900,955	—	1	4,900,956
Other Industries (a)	523,261,738	—	—	523,261,738
Total Common Stocks	583,824,842	—	147,449	583,972,291
Preferred Stocks (a)	191,840	—	—	191,840
Rights (a)	45,045	—	3,081,757	3,126,802
Warrants (a)	1,923	$553	—	2,476
Convertible Corporate Bonds (a)	—	357,500	—	357,500
Corporate Bonds (a)	—	56,000	—	56,000
U.S. Government Obligations	—	761,054,765	—	761,054,765
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$584,063,650	$761,468,818	$3,229,206	$1,348,761,674
LIABILITIES (Market Value):
Securities Sold Short (a)	$(37,457,093)	—	—	$(37,457,093)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(37,457,093)	—	—	$(37,457,093)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$87,900	—	$87,900
Forward Foreign Exchange Contracts	—	670,575	—	670,575
LIABILITIES (Unrealized Depreciation):
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	(539,949)	—	(539,949)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$218,526	—	$218,526

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 12/31/15	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/15†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$5,000	—	$8,923	$(5,000)	—	$(8,923)	—	—	—	—
Consumer Services	—	—	—	(18,705)	—	—	$18,990	—	$285	$(18,705)
Energy and Utilities	0	—	—	—	—	(0)	—	—	—	—
Healthcare	147,163	—	—	—	—	—	—	—	147,163	—
Retail	27,300,000	—	4,640,620	(103,620)	—	(31,837,000)	—	—	—	—
Wireless Communications	1	—	—	—	—	—	—	—	1	—
Total Common Stocks	27,452,164	—	4,649,543	(127,325)	—	(31,845,923)	18,990	—	147,449	(18,705)
Rights:
Healthcare	813,758	—	53,585	(49,517)	$211,071	(185,000)	—	—	843,897	8,963
Retail	—	—	—	298,989	174,871	—	—	—	473,860	298,989
Wireless Communications	1,764,000	—	—	—	—	—	—	—	1,764,000	—
Total Rights	2,577,758	—	53,585	249,472	385,942	(185,000)	—	—	3,081,757	307,952
TOTAL INVESTMENTS IN SECURITIES	$30,029,922	—	$4,703,128	$122,147	$385,942	$(32,030,923)	$18,990	—	$3,229,206	$289,247

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2015:

Description	Balance at 12/31/15	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$147,449	Merger/Acquisition price	Discount Range	0%
Rights (a)	3,081,757

	$3,229,206

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2015, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2015 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation/ (Depreciation)
	Market Value Appreciation on:	One month LIBOR plus 90 bps plus Market Value Depreciation on:

7,966,084 (800,000 Shares)	Amlin plc	Amlin plc	9/12/16	$(140,984)
8,958,656 (623,000 Shares)	BG Group plc	BG Group plc	12/16/16	87,900
7,920,153 (357,344 Shares)	Royal Dutch Shell plc	Royal Dutch Shell plc	12/16/16	(208,366)
18,488,088 (305,000 Shares)	SABMiller plc	SABMiller plc	10/14/16	(190,246)
28,805 (10,000 Shares)	XChanging plc	XChanging plc	10/18/16	(353)
				$(452,049)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2015 had an average monthly notional amount of approximately $15,787,420 over the period that the swaps were outstanding.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

For the year ended December 31, 2015, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized gain on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For the year ended December 31, 2015, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2015 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2015 had an average monthly notional amount of approximately $60,984,000.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

At December 31, 2015, the Fund’s derivative assets (by type) are as follows:

		Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Assets
Equity Contract for Difference Swap Agreements		$ 87,900	$(87,900)	—
Forward Foreign Exchange Contracts		670,575	—	$670,575
Total		$758,475	$(87,900)	$670,575

		Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Liabilities
Equity Contract for Difference Swap Agreements		$539,949	$(87,900)	$452,049

The following table presents the Fund’s derivative assets and liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2015:

	Gross Amounts Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Counterparty
State Street Bank & Trust Co.	$670,575	$(670,575)	—	—
	Gross Amounts Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount

Counterparty
The Goldman Sachs Group, Inc.	$452,049	$(452,049)	—	—

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2015 are reflected within the Schedule of Investments. For the year ended December 31, 2015, the Fund incurred $43,013 in service fees related to its investment positions sold short and held by the broker. The amount is included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2015, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of gains on investments in swaps, and tax equalization utilized during the year. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2015, reclassifications were made to increase undistributed net investment income by $9,616,088 and decrease distributions in excess of net realized gain on investments, securities sold short, and foreign currency transactions by $12,658,271, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2015 and 2014 was as follows:

	Year Ended December 31, 2015*	Year Ended December 31, 2014
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$28,045,478	$19,527,235
Net long term capital gains	8,066,886	10,906,473

Total distributions paid.	$36,112,364	$30,433,708

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

As of December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments and foreign currency translations	$(4,278,900)
Undistributed ordinary income.	757,647
Mark-to-market of foreign currency gain/(loss)	(670,575)

Total	$(4,191,828)

The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2015, the temporary differences between book basis and tax basis net unrealized appreciation/(depreciation) on investments were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2015:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$1,350,355,479	$29,635,240	$(31,229,045)	$(1,593,805)
Securities sold short	(34,134,563)	222,904	(3,545,434)	(3,322,530)

		$29,858,144	$(34,774,479)	$(4,916,335)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2015, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $74.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Director each receive a $2,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $1,901,940,325 and $2,173,131,195, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2015, the Fund paid brokerage commissions on security trades of $559,905 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended December 31, 2015 was $6,131.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2015, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As of December 31, 2015, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

During the year ended December 31, 2015, the Fund engaged in purchase transactions with funds that have a common investment adviser. These purchase transactions complied with Rule 17a-7 under the Act and amount to $14,363,868.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2015, there were no borrowings under the line of credit.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

8. Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	5,445,366	$56,087,852	36,821,992	$379,359,005
Shares issued upon reinvestment of distributions	1,589,608	16,086,829	1,244,948	12,623,758
Shares redeemed	(9,765,966)	(100,688,377)	(16,530,742)	(170,927,236)

Net increase/(decrease)	(2,730,992)	$(28,513,696)	21,536,198	$221,055,527

Advisor Class
Shares sold	30,704,531	$312,365,864	33,189,108	$338,441,498
Shares issued upon reinvestment of distributions	1,306,706	13,106,260	1,089,221	10,957,568
Shares redeemed	(31,237,934)	(316,852,682)	(30,079,314)	(306,754,155)

Net increase	773,303	$8,619,442	4,199,015	$42,644,911

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Gabelli Investor Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli ABC Fund (the “Fund”), the sole series of Gabelli Investor Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 73	Since 1993	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

INDEPENDENT DIRECTORS[5]:

Anthony J. Colavita Director Age: 80	Since 1993	36	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Director Age: 72	Since 1993	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director Age: 73	Since 2000	4	Retired Senior Manager of the Gabelli-O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 47	Since 2009	16	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder, MD Director Age: 75	Since 1993	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 64	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI ABC FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2015 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2015, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.206 and $0.182 per share for Class AAA and Advisor Class Shares, respectively, and long term capital gains totaling $8,066,886, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2015, 14.40% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 19.74% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 7.35% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 77.95% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2015 which was derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 2015. The percentage of U.S. Government securities held as of December 31, 2015 was 56.48%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI ABC FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS
Mario J. Gabelli, CFA	Bruce N. Alpert
Chairman and	President
Chief Executive Officer,
GAMCO Investors, Inc.	Andrea R. Mango
Chairman and	Secretary
Chief Executive Officer,
Associated Capital Group Inc.	Agnes Mullady Treasurer

Anthony J. Colavita
President,	Richard J. Walz
Anthony J. Colavita, P.C.	Chief Compliance
Officer
Vincent D. Enright	DISTRIBUTOR
Former Senior Vice President
and Chief Financial Officer, KeySpan Corp.	G.distributors, LLC

Mary E. Hauck	CUSTODIAN, TRANSFER
Former Senior Portfolio	AGENT, AND DIVIDEND
Manager,	DISBURSING AGENT
Gabelli-O’Connor Fixed
Income Mutual Fund	State Street Bank and Trust
Management Co.	Company
Kuni Nakamura	LEGAL COUNSEL
President,
Advanced Polymer, Inc.	Skadden, Arps, Slate, Meagher &
Flom LLP
Werner J. Roeder, MD
Former Medical Director,
Lawrence Hospital

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating ™

Morningstar® rated The Gabelli ABC Fund Class AAA Shares 4 stars overall, and 4 stars for the three, five, and ten year periods ended December 31, 2015 among 110, 110, 67, and 32 Market Neutral funds, respectively. Morningstar Rating™ is based on risk-adjusted returns.

GAB408Q415AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2014 and $25,749 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2014 and $3,600 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,145 for 2014 and $34,038 for 2015. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,645 for 2014 and $37,638 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2016

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/8/2016

* Print the name and title of each signing officer under his or her signature.